EXHIBIT 23.1

                                     CONSENT

         We hereby  consent to the  references  to this firm and our opinions in the  Registration  Statement  on Form SB-2 filed by Greater  Atlantic  Financial

Corp, Inc. (the "Company"), and all amendments thereto, relating to the offering of the Company's common stock.

                                              MULDOON, MURPHY & FAUCETTE LLP

                                              /s/ Muldoon, Murphy & Faucette LLP

Dated this 12th day of
April, 1999